UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No.4)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): Feberuary 8, 2011

ADS IN MOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53460	95-4856713
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

159 South Street Morristown, New Jersey	07960
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 973-984-7998

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

This Amendment No. 4 on Form 8-K/A (this “Fourth Amendment”) is being filed to incorporate changes to the certain exhibits to the Current Report on Form 8-K filed by Ads In Motion, Inc. (the “Company”) on February 14, 2011 (the “Original Filing”), as amended by Amendment No. 1 to the Original Filing filed by the Company on Form 8-K/A on April 11, 2011 (the “First Amendment”), Amendment No. 2 to the Original Filing filed by the Company on Form 8-K/A on May 9, 2011 (the “Second Amendment”) and Amendment No. 3 to the Original Filing filed by the Company on Form 8-K/A on May 19, 2011  (the “Third Amendment” and, together with the Original Filing, the First Amendment and the Second Amendment, the “Amended Filing”), in response to comments received from the Securities and Exchange Commission (the “Commission”) as a result of the Commission’s review of the Company’s application for confidential treatment of Exhibits 10.14(a)-(e), 10.15(a)-(h) and 10.16 filed with Amended Filing. The sole purpose of this Fourth Amendment is to refile Exhibits 10.14(a)-(e), 10.15(a)-(h) and 10.16 to include information that was previously redacted pursuant to the confidential treatment request.  Exhibits 10.14(a)-(e), 10.15(a)-(h) and 10.16 hereto supersede in the entirety Exhibits 10.14(a)-(e), 10.15(a)-(h) and 10,16, respectively, previously filed with the Amended Filing. Other than disclosing information that was previously redacted, the exhibits filed with this Fourth Amendment remains unchanged from the exhibits filed with the Amended Filing.

Unless otherwise disclosed herein, the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the Original Filing, or to modify or update those disclosures affected by subsequent events unless otherwise indicated in this report. This Fourth Amendment should be read in conjunction with the Amended Filing and the Company’s filings made with the Commission subsequent to the Original Filing, including any amendments to those filings.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit Number		Description
10.14	(a)	License Agreement with The Procter & Gamble Company **
	(b)	Amendment No. 1 to License Agreement with The Procter & Gamble Company**
	(c)	Amendment No. 2 to License Agreement with The Procter & Gamble Company**
	(d)	Amendment No. 3 to License Agreement with The Procter & Gamble Company**
	(e)	Amendment No. 4 to License Agreement with The Procter & Gamble Company**
10.15	(a)	License Agreement with Stanley Logistics, Inc.**
	(b)	Amendment No. 1 to License Agreement with Stanley Logistics, Inc.**
	(c)	Letter Amendment to License Agreement with Stanley Logistics, Inc.**
	(d)	Second Amendatory Agreement with Stanley Logistics, Inc.**
	(e)	Third Amendatory Agreement with Stanley Logistics, Inc.**
	(f)	Fourth Amendatory Agreement with Stanley Logistics, Inc.**
	(g)	Fifth Amendatory Agreement with Stanley Logistics, Inc.**
	(h)	Sixth Amendatory Agreement with Stanley Logistics, Inc.**
10.16		License Agreement with Williamson-Dickie Manufacturing Company **

** Certain Confidential Information contained in this Exhibit was omitted by means of redacting a portion of the text and replacing it with an asterisk. This Exhibit has been filed separately with the Secretary of the Securities and Exchange Commission without the redaction pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2011	ADS IN MOTION, INC.

	By:	/s/ Jordan Glatt
Jordan Glatt
President and Chief Executive Officer